METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED DECEMBER 15, 2011

TO THE

PROSPECTUS DATED MAY 1, 2011

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

The following changes are made to the prospectus of Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Michael C. Greene has managed the Portfolio since 2011. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

Michael C. Greene has managed the Portfolio since December 2011. Mr. Greene is a Managing Director of Neuberger Berman and Neuberger Berman LLC. He joined the firm in 2008. From 1985 until he joined the firm, he was chief executive officer and chief investment officer at another investment adviser that was acquired by Neuberger Berman in 2008.